Exhibit 10.44

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

Research Services Agreement

This Agreement (“Agreement”) is for services as described in Exhibit A, “Statement of Work”, attached hereto (the “Research Services”) and is made and entered into effective December 1, 2017 (the “Effective Date”) by and between TELMETRICS Inc., with its principal place of business located at 2680 Skymark Avenue, Suite 900, Mississauga, Ontario Canada L4W5L6 (“TELMETRICS”), and Dex Media, Inc. (“PUBLISHER”), a Delaware corporation, whose principal offices are located at 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261, on behalf of itself and all of its subsidiaries.

WHEREAS TELMETRICS and Dex Media, Inc., successor in interest to Dex One Service Inc. and SuperMedia LLC, entered into that certain Research Services Agreement dated October 1, 2013 (the “Dex Agreement”), and

WHEREAS YP LLC (“YP”) is now a subsidiary of Dex Media, Inc. as of June 30, 2017, and

WHEREAS TELMETRICS and YP, as successor in interest to YP Shared Services LLC, assignee of AT&T Services, Inc., entered into that certain Services Agreement 20081023.015.C dated April 2, 2009, as subsequently amended (the “YP Agreement”).

WHEREAS, in consideration of the mutual covenants contained in this Agreement, TELMETRICS and PUBLISHER agree as follows:

1.	Termination of Prior Agreements:

Upon execution of this Agreement, (i) as of the Effective Date, the Dex Agreement and the YP Agreement (together, the “Prior Agreements”) are hereby terminated, and (ii) all Call Measurement Numbers and services provided under the Prior Agreements will be governed by this Agreement.  This Agreement shall serve as written notice of termination of the YP Agreement, per its section 4.5(b).  For clarity, the parties agree that, based on the termination of the Prior Agreements, any minimum commitments and/or minimum payments specified in the Prior Agreements shall be voided and shall not be enforceable as of the Effective Date.

2.	Description of Research Services:

A. TELMETRICS shall provide the PUBLISHER with Call Measurement Numbers (as defined in the Statement of Work) to be used in PUBLISHER’S advertising products and services, in order to provide PUBLISHER’s advertisers (“Advertisers”) with Call Measurement Programs (as defined in the Statement of Work) , or for PUBLISHER’S internal purposes. TELMETRICS shall utilize its proprietary network to monitor the Call Measurement Number and provide the PUBLISHER and Advertiser with access to Call Measurement Data (as defined in the Statement of Work).

B.  TELMETRICS agrees to provide the Research Services ***.

3.	Ownership of Call Measurement Number:

The Call Measurement Number shall at all times remain the property of TELMETRICS; provided however, at the conclusion of a Call Measurement Program, an Advertiser may initiate a number porting request via its telco provider to allow the Advertiser to take ownership of a Call Measurement Number***. If the Advertiser does not initiate a number porting request at the conclusion of a Call Measurement Program, and if the Advertiser does not renew its services with PUBLISHER, the Advertiser may continue to use the Call Measurement

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

Number by providing Telmetrics with a valid credit card number and an agreement to pay the appropriate monthly fee (“Call Continuance”) to TELMETRICS.

4.	Support:

The PUBLISHER will be set up with multiple Administrator accounts to access CallTelligence, TELMETRICS’ online application. This access will allow the PUBLISHER to set up and manage its Call Measurement Numbers, Advertisers and Call Measurement Programs and to view and print both consolidated and individual reports. Should the PUBLISHER require assistance in connection with a Call Measurement Program or a Call Measurement Number, it may contact TELMETRICS between the hours of 8:00 AM and 6:00 PM eastern time with service-affecting emergency support available 24 hours per day, 7 days per week. The PUBLISHER shall provide TELMETRICS with the names of one or more of its representatives whom TELMETRICS may contact directly in the event of any failure of a Call Measurement Number. The PUBLISHER shall be responsible for ensuring that its representatives’ contact information is kept up to date with TELMETRICS and that its representative is available at all applicable times.  TELMETRICS shall maintain PUBLISHER’s access to TELMETRICS’ Perspectica application which was provided pursuant to the Prior Agreements, to allow PUBLISHER access to historical data until such time such data becomes available in CallTelligence.

5.	Storage of Call Measurement Data:

TELMETRICS shall make such arrangements and undertake such procedures to adequately backup and protect the Call Measurement Data.  As part of its procedures, TELMETRICS has a disaster recovery plan in place, whereby the PUBLISHER has access to the Call Measurement Data in the event that TELMETRICS is unable to provide the Research Services hereunder for any reason whatsoever. TELMETRICS shall make the Call Measurement Data available either on its website for a period of *** or to its API for a period of *** (Call Record files will be available for a maximum of ***) from the date of the incoming call which generated the data, after which the Call Measurement Data shall be (i) transferred to TELMETRICS’ data warehouse for storage; and, (ii) transferred to the PUBLISHER if requested. ***

6.	Billing, Rates and Fees:

Fees for the Research Services shall be charged to the PUBLISHER in accordance with the provisions of Schedule A. For monthly billing option, Call Measurement Number and feature charges will be billed monthly in advance beginning on the date the Call Measurement Program is ordered. For single billing option, the monthly fee is multiplied by the term of the Call Measurement Program and this amount is billed in full on the date the Call Measurement Program is ordered. For the purpose of calculating the amount included in the single billing, the following are included: ***. Flat fee will be billed on the date the Call Measurement Program is ordered.  For all billing options, usage charges are billed monthly in arrears. The Call Measurement Program term begins on the date the Call Measurement Number is assigned by TELMETRICS to the PUBLISHER and ends on the day the Call Measurement Number is made inactive or the last day of the Referral Period (as defined in the Statement of Work), whichever is the latter.

7.	Payment:

Invoices are due and payable in full by the PUBLISHER within *** of invoice date. TELMETRICS will provide PUBLISHER with a written reminder notice sent via email *** from the invoice date. If an invoice remains unpaid after *** from the invoice date, TELMETRICS will provide PUBLISHER written notice of the

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

delinquency (“Past Due Notice”).  A monthly charge of *** may be applied to the PUBLISHER’s account should a non-disputed invoice remain unpaid after *** from the invoice date. If an undisputed invoice remains unpaid after *** and TELMETRICS has provided PUBLISHER with the Past Due Notice, TELMETRICS may in its sole discretion, cease providing any or all of the Research Services, which may include termination of the Call Measurement Number and/or cessation of Call Measurement Data collection. The PUBLISHER shall remain liable for all charges incurred to the date of such cessation of Research Services and may be charged additional fees for the recommencement of the Research Services. The PUBLISHER shall be responsible for all applicable taxes, which shall be billed on each invoice as separate items. All charges are quoted in U.S. currency.

8.	Representations and Warranties:

Each of TELMETRICS and the PUBLISHER represent that; (i) it has all requisite power and authority to enter into this Agreement; and (ii) the carrying out of its obligations under this Agreement will not result in a material breach of or interference with any other agreement to which it is a party; and (iii) it will not enter into any other agreement which could reasonably be expected to result in a material breach of or interference with its obligations under this Agreement. TELMETRICS warrants that it is the owner or licensee of the software, hardware or other equipment necessary to provide the Research Services.

TELMETRICS further represents and warrants that (a) the Research Services will be provided in accordance with the description set forth in this Agreement; (b) it has the authority and right to provide the Research Services to PUBLISHER and PUBLISHER's use of the Research Services, including any software provided by TELMETRICS, as permitted under this Agreement, will not in any way constitute an infringement or other violation of any copyright, patent, trade secret, trademark or any other intellectual property right of any third party or violate any laws, rules or regulations applicable to the Research Services; (c) it is the owner, lessee or licensee of the software, hardware, or other equipment necessary to provide the Research Services; (d) TELMETRICS' performance of the Research Services will represent its best efforts and be of the highest professional standards; and (e) TELMETRICS will comply with all laws related to the Research Services, including without limitation laws related to the recording of telephone conversations and the collection and use of telephone caller information.

9.	Liability:

EXCEPT AS PROVIDED EXPLICITY HEREIN NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE, OR SPECIAL DAMAGES, INCLUDING COMMERCIAL LOSS AND/OR LOST PROFITS, HOWEVER CAUSED AND REGARDLESS OF LEGAL THEORY OR FORESEE ABILITY, DIRECTLY OR INDIRECTLY ARISING UNDER THIS AGREEMENT AND Each party’s maximum liability under this Agreement shall be the amount paid by the PUBLISHER for the Research Services.   THE FOREGOING SENTENCE WILL NOT APPLY TO (I) BREACHES OF CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, (II) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, AND (III) A PARTY’S GROSS NEGLIGENCE AND WILLFUL MISCONDUCT.

10.	Force Majeure:

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

TELMETRICS shall not be liable for any failure to provide the Research Services where such failure is the result of circumstances beyond its control, including failure of any part of the public telecommunications network beyond TELMETRICS’ network access points.

11.	Indemnities:

A.Each of the PUBLISHER and TELMETRICS shall indemnify, defend, and save harmless the other, including their shareholders, directors, officers, employees, agents and representatives from and against all claims, demands, actions and expenses, including reasonable legal fees, due to third party claims that ***. The PUBLISHER shall indemnify, defend, and save harmless TELMETRICS with respect to any claim related to the PUBLISHER’s misuse of the Call Measurement Data including breach of any privacy laws or regulations. TELMETRICS shall specifically indemnify, defend, and hold the PUBLISHER harmless for any claim, lawsuit, investigation, inquiry or demand that is asserted by any third party that is related to or arises from any security breach or other compromise of TELMETRICS’ databases, software or systems.

This indemnity shall survive the delivery of, inspection of, acceptance of, and payment for, the services provided hereunder as well as the expiration or termination of this Agreement.

B.The indemnifying party shall promptly provide notice of any Claim; provided however, that any delay in notice shall not relieve the indemnifying party’s indemnification obligations, unless, and only to the extent that, such delay materially impairs the indemnifying party’s ability to defend against such Claim.  Promptly after receipt of written notice of any claim, demand, suit, or legal proceeding for which the indemnifying party may be responsible under this indemnity obligation (collectively, “Claims”), the indemnifying party shall assume, at its expense, the defense of the Claim.  The indemnifying party shall maintain control of the defense of Claims, except to the extent that settlement of a Claim or consent to entry of a judgment would adversely affect the indemnified party, in which case the indemnifying party must obtain the indemnified party’s written consent prior to any settlement or consent to entry of a judgment.

C.The indemnifying party shall pay the full amount of any judgment, award, or settlement with respect to any Claim and all other expenses related to resolution of such Claim, including costs, interest and the attorneys’ fees it incurred relating to the Claim.

12.	Property Ownership:

All hardware, software, methods, processes, telephone numbers, training material, reports, reporting formats and report layouts used in providing the Research Services shall be the exclusive property of TELMETRICS and all rights, title and interest therein, including, but not limited to, copyrights, trade secrets, and other proprietary rights, shall belong solely to TELMETRICS, except for any PUBLISHER property contained therein. ***

13.	Confidentiality:

A.“Confidential Information”  means (i) the existence and terms of this Agreement, and (ii) any information that a party (the “Disclosing Party”) discloses  to the other party (the “Receiving Party”) about the Disclosing Party’s business activities that is, or is considered by the Disclosing Party to be, proprietary or confidential, and includes, without limitation, any and all business, financial, technical, and other information relating to the

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

Disclosing Party, its clients, customers, suppliers, and/or affiliates which is provided by the Disclosing Party to the Receiving Party, and which is marked or designated as “confidential” or “proprietary”, or which is otherwise known by the Receiving Party to be confidential or proprietary, or which the Receiving Party should otherwise recognize as being confidential or proprietary due to the nature of the information and/or the circumstances surrounding the disclosure.  Confidential Information also includes data, information, and documents generated under this Agreement.  Confidential Information does not include information which (i) is in, or enters the public domain without breach of this Agreement, (ii) the Receiving Party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation, or (iii) was lawfully in the Receiving Party 's possession, without restriction as to disclosure, prior to the Disclosing Party 's disclosure of the same, or (iv) is developed independently by the Receiving Party without reference to any of the Disclosing Party’s Confidential Information or other information that the Disclosing Party disclosed in confidence to a third party.

B.Covenant Not to Disclose.  The Receiving Party shall (i) not disclose Confidential Information to any third party without the prior written consent of the Disclosing Party and binding such third party to a confidentiality agreement with terms no less restrictive than the terms contained herein,  (ii) use Confidential Information only for the purposes of this Agreement, (iii) use the same degree of care that it uses to protect the confidentiality of its own confidential information of like kind (but in no event less than reasonable care), and (iv) restrict access to Confidential Information to employees on a need-to-know basis, and only in order to perform any Services or analysis necessary to fulfill the Receiving Party’s obligations hereunder.  Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information as required by government or judicial order, provided that the Receiving Party gives the Disclosing Party prompt notice of such order and complies with any protective order (or equivalent) imposed on such disclosure.  In the event of inadvertent disclosure of Confidential Information, the Receiving Party will promptly notify the Disclosing Party and will take necessary steps to prevent further inadvertent disclosure.  Supplier will permit Buyer to review Supplier’s procedures and methods for protecting Confidential Information and comply with all of Buyer’s requirements for security resulting from such review.

C.The parties acknowledge and agree that a violation of any of the provisions of this Section will cause irreparable and imminent harm and injury to the Disclosing Party for which monetary damages would be difficult/impossible to ascertain or an inadequate remedy and that the Disclosing Party, therefore, shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to seek injunctive relief (without the requirement of posting a bond or proving injury as a condition for relief) enjoining and restraining the Receiving Party from doing or continuing to do any such act and any other violations or threatened violations of this Section.

D.Publicity.  Neither party may make or issue any public announcement or press release about this Agreement or its business relationship with the other party without the prior written consent of the other party, which may be granted or withheld by the other party at its sole discretion.  The form and content of any such announcement will be subject to prior written approval of both parties.  The provisions of this Section will survive any termination of this Agreement.

E.All copies of Confidential Information shall be returned to the Disclosing Party or destroyed, at the Disclosing Party’s option, upon the earlier of (i) the Disclosing Party’s request, or (ii) the termination,

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

cancellation or expiration of this Agreement.  If the Disclosing Party requests that copies of its Confidential Information be destroyed, the Receiving Party shall certify to the Disclosing Party that all copies of such Confidential Information have, in fact, been destroyed.

14.	Term, Renewals and Termination:

A. TELMETRICS will provide the Research Services for each Call Measurement Number for the life of each Call Measurement Program as described in Schedule A. TELMETRICS will continue to provide the Research Services to the PUBLISHER until the earlier of; (i) the end of the Call Measurement Program, including any renewal periods or; (ii) the failure by TELMETRICS to receive payment for any invoice issued by it regarding the Research Services within *** of the invoice date after providing PUBLISHER with notice as required in this Agreement.  This Agreement shall be in effect until *** and will automatically renew *** unless either party gives the other notice of non-renewal within *** of the expiration of the then-current term of the Agreement.

B. ***

15.	Governing Law:

This Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, validity, execution, interpretation or performance of this Agreement  (collectively, “Causes of Action”) will be governed by, and construed, interpreted and resolved exclusively in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of law which would require or permit the application of the laws of another jurisdiction.  All Causes of Action shall be heard and determined exclusively in the state and federal courts of the State of Delaware and those courts shall have exclusive jurisdiction over such Causes of Action.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, (i) any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute, and (ii) any right they might have to a jury trial.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

16.	Attorneys’ Fees:

If either party commences an action against the other relating to this Agreement including, but not limited to, for failure to abide by any of the terms of this Agreement, the prevailing party in such action will be entitled to recover all costs including, but not limited to, reasonable attorneys’ fees associated with the action.  Such relief is in addition to any other relief which may be awarded to the prevailing party.

17.	Entire Agreement:

This Agreement, including Schedule A, Schedule B, and the Statement of Work, constitutes the entire agreement between the parties and may not be amended except in writing signed by both parties. Neither party shall be bound by any terms, conditions or representations not contained herein or by any oral agreements, warranties or special arrangements contrary to or in addition to the terms of this Agreement.

18.	Amendments:

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

This Agreement may not be amended or modified except by a change made in writing and executed by each of the parties hereto.

19.	Severability:

If any provision of this Agreement shall be found to be prohibited by or unenforceable pursuant to the laws of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such unenforceability or prohibition without invalidating or affecting the remaining terms and provisions hereof.

20.	Waiver:

The waiver by any party of a breach of this Agreement shall not constitute a waiver of other breaches or rights under this Agreement.

21.	Headings:

Headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

22.	Assignment:

Each of PUBLISHER or TELMETRICS may fully assign its rights under this Agreement to its parent, subsidiaries and affiliates upon written notice to TELMETRICS and/or PUBLISHER respectively. No other assignment is permitted without consent of the other party.

23.	***

24.	Independent Contractors:

TELMETRICS AND PUBLISHER are not partners or joint venturers with each other nor is either the agent of the other and nothing herein shall be construed so as to make them partners, joint venturers or principal and agent, or to impose any liability as such on either of them. TELMETRICS, its employees and agents are independent contractors for all purposes and at all times. TELMETRICS will have responsibility for payment of any applicable wages, salaries, fringe benefits and other compensation of its employees, and is responsible for all payroll taxes, including without limitation the withholding and payment of all applicable federal, state and local income taxes, FICA, unemployment taxes and all other payroll taxes, as well as compliance with workers' compensation laws.

25.	Insurance:

TELMETRICS will obtain and keep in force during the term of this Agreement not less than the following insurance:

a.

Commercial General Liability insurance, including bodily injury, property damage, personal and advertising injury liability, and contractual liability covering operations, independent contractor and products/completed operations hazards, with limits of not less than ***;

b.	Umbrella/Excess Liability insurance with limits of not less than *** combined single limit in excess of the above-referenced Commercial General Liability; and

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

c.	Errors and Omissions Liability insurance to include contractual liability for claims arising out of negligent acts, errors or omissions with a limit of liability not less than ***.

All required insurance policies must be taken out with financially reputable insurers reasonably acceptable to PUBLISHER and licensed to do business in all jurisdictions where Research Services are provided under this Agreement. TELMETRICS will provide PUBLISHER with a certificate of insurance, satisfactory in form and content to PUBLISHER, evidencing that all the required coverages are in force and have been endorsed to provide that no policy will be canceled or materially altered without first giving PUBLISHER 30 days' prior notice. TELMETRICS shall ensure that (i) the insurance policies listed above contain a waiver of subrogation against Dex Media, Inc. and its subsidiaries, and (ii) the Commercial General Liability and Umbrella Liability policies shall name Dex Media, Inc. and its subsidiaries as additional insureds.   Such certificates of insurance (or notices of renewal) *** shall be mailed to PUBLISHER’s Contract Management department listed in Section 27, Notices.  Any notices of cancellation, modification and such other documentation shall be mailed in accordance with Section 27, Notices.  Nothing contained in this Section limits TELMETRICS liability to PUBLISHER to the limits of insurance certified or carried.

26.	Notices:

All notices, requests, demands and other communications relating to this Agreement must be in writing and sent via (i) United States Mail, postage prepaid, return receipt requested; or (ii) by FedEx, UPS, or other nationally recognized commercial carrier, delivery confirmation requested. Communications for invoicing may be sent via email.

All such notices, requests, demands and other communications must be sent to the parties, their successors in interest, or their assigns at the addresses set forth below (or at such other addresses as will be given in writing by either party to the other):

If to PUBLISHER: With a copy to:

Attn: Contract ManagementAttn:  Executive Vice President – General Counsel

DexYP(at same address)

2200 West Airfield Drive

P.O. Box 619810

DFW Airport, Texas  75261-9810

If to TELMETRICS:

Attn:  President

Telmetrics, Inc.

2645 Skymark Avenue

Suite 202

Mississauga, Ontario Canada L4W5L6

27.	Enurement:

This Agreement will enure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

28.	Intellectual Property Rights:

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

A.PUBLISHER Marks. PUBLISHER retains all rights, title, and interests in the trademarks, service marks, label designs, product identifications, artwork, trade names, logos, and other symbols, marks, and intellectual property owned or licensed by PUBLISHER or associated with PUBLISHER's products or services (the “PUBLISHER Marks”). All uses of the PUBLISHER Marks inure to the benefit of PUBLISHER.

B.TELMETRICS Marks. TELMETRICS retains all rights, title, and interests in the trademarks, service marks, label designs, product identifications, artwork, trade names, logos, and other symbols, marks, and intellectual property owned or licensed by TELMETRICS or associated with TELMETRICS products or services (the “TELMETRICS Marks”). All uses of the TELMETRICS Marks inure to the benefit of TELMETRICS.

C.Branding of Research Services. PUBLISHER, in its sole discretion, may brand any Report (as defined in the Statement of Work) or other Research Service with one or more PUBLISHER Marks. If agreed upon by PUBLISHER and TELMETRICS, PUBLISHER may co-brand any Report or other Research Service with the PUBLISHER Marks and the TELMETRICS Marks, subject to the reasonable branding guidelines of each party. Any branding of any Report or other Research Service with the PUBLISHER Marks and/or TELMETRICS Marks requires the prior written approval of PUBLISHER. If PUBLISHER elects to brand a Report or other Research Service with one or more PUBLISHER Marks, then PUBLISHER grants TELMETRICS a non exclusive, royalty-free, non-assignable, non-transferable license to such PUBLISHER Marks for the limited purpose of branding the Report or other Research Service.

D.Communications with Third Parties. Any Report or other communication by TELMETRICS with a PUBLISHER customer or other third party requires the prior written approval of PUBLISHER, which shall not be unreasonably withheld.

The parties, intending to be legally bound, have caused this Agreement to be executed by their authorized representatives on the dates set forth below.

DEX MEDIA, INC.	TELMETRICS Inc.
By: /s/ Gordon Henry	By: /s/ Andrew Osmak
Gordon Henry Executive Vice President – CMO	Andrew Osmak Chief Executive Officer
Date: 12/6/2017	Date: 12/06/2017

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

EXHIBIT A

Statement of Work to Research Services Agreement

This Statement of Work (this “SOW”) is incorporated into and governed by the provisions of the Research Services Agreement (the “Agreement”) dated December _, 2017 between PUBLISHER and TELMETRICS. All capitalized terms have the same meaning as in the Agreement unless otherwise defined in this SOW.

This SOW between PUBLISHER and TELMETRICS further describes the Research Services to be provided pursuant to the Agreement and is agreed to with the signatures on, and as of the Effective Date of, the Agreement.

1.	Definitions:
a.	Call Block: ***
b.	Ad Alert: ***
c.	Call Challenge: ***
d.

Call Measurement Data: Call Measurement Data consists of the following information for calls placed to each Call Measurement Number: (i) the number of calls during a month or other applicable period; (ii) the date, time, and length of each call; (iii) the name, address, and telephone number of each caller (if available); (iv) the time that each call was placed; (v) the time that a call was answered; (vi) the answer supervision, which indicates how the call was handled; and (vii) other related information reasonably requested by PUBLISHER.

e.

Call Measurement Number: A Call Measurement Number (CMN) is a ten (10)-digit telephone number *** provided by TELMETRICS to PUBLISHER for each Call Measurement Program. Call Measurement Numbers include Market A, Market C, and Toll-free.

f.

Call Measurement Program: A Call Measurement Program is a program to measure and report the effectiveness of a PUBLISHER product or products through a Call Measurement Number and the associated Call Measurement Data and Reports.

g.

Call Record: In selecting the Call Record feature set to be activated on a Call Measurement Program, PUBLISHER has asked TELMETRICS on its behalf and on behalf of the Advertiser as part of Research Services to record incoming telephone calls for quality assurance and training purposes using TELMETRICS’ proprietary Call Record feature (“Call Record”). Call Record allows TELMETRICS to record telephone calls between call center representatives and respondents to advertisements placed in publications that contain a Call Measurement Number.

h.	Call Rescue: Call Rescue is a feature that ***.
i.	Call Scores/PCI/Transcripts Delivery Response Times: Machine transcription requests are asynchronous, and some files take significantly longer than others to process depending on their

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

length, quality, content. For audio files of *** in length TELMETRICS will use commercially reasonable efforts to deliver the transcript, scoring and redaction results within the following window:

•Average processing time is ***. SLA is *** of all requests complete in ***.

j.

Current Practices: Current Practices are practices and procedures that are substantially similar to the practices and procedures undertaken by TELMETRICS and/or PUBLISHER as of the Effective Date of the Agreement.

k.

Custom Vocabularies:  Custom Vocabularies is a feature that allows for the customization of speech recognition involved in the generation of Transcriptions and Call  Scoring of Call Record audio files. The feature allows for a set of up to *** to be specified per CTN, that will be applied to the Transcriptions and Call Scoring for all calls to that number.

l.	Directory: A Directory is a print telephone directory, or comparable print classified directory, published by PUBLISHER.
m.

Inventory Management Period: The Inventory Management Period is the period during which a Call Measurement Number is held by TELMETRICS prior to assigning the Call Measurement Number to PUBLISHER. During the Inventory Management Period, TELMETRICS monitors the Call Measurement Number for *** and otherwise determines whether the Call Measurement Number is Clean (as defined below).

n.

Keyword Spotting: Keyword Spotting is a feature that allows for the automatic identification of words and phrases of interest within call Transcriptions. Users of the TELMETRICS’ UI and API will be able to specify a set of up to *** per CTN, that will be searched for and automatically identified and highlighted within the Transcriptions report in both the UI and API.

o.	Market A: A local Call Measurement Number carried in TELMETRICS’ standard inventory and available for auto-assignment in CallTelligence or through the TELMETRICS API. ***
p.

Market C: All other Call Measurement Numbers not included in Market A or Toll Free (including requests for a specific area code and/or exchange or a request to match a specific area code and/or exchange).

)

Order Period: The Order Period begins on the *** of the calendar month in which PUBLISHER orders a Call Measurement Number and ends at the beginning of the Program Period. ***

r.

***Redaction: *** Redaction is a feature that allows for the redaction of *** from Call Record files and Transcriptions prior to being made available or accessed in the TELMETRICS’ UI or API. When enabled for a CTN, all Call Record files for that number will be processed for ***, and when found the audio will be removed and any resulting Transcriptions will have the corresponding text obfuscated.

s.

Program Period: The Program Period for a Call Measurement Number is the period, as determined by PUBLISHER, of the Call Measurement Program during which the Call Measurement Number appears in one or more of PUBLISHER's products until PUBLISHER notifies TELMETRICS of cancelation of the Program Period.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

t.

Referral Period: The Referral Period is the period following the Program Period during which TELMETRICS provides callers to the Call Measurement Number a message that refers callers to the Termination Number. During the Referral Period, TELMETRICS continues to count the number of calls to the Call Measurement Number. The Referral Period for Call Measurement Numbers is in PUBLISHER's reasonable discretion. PUBLISHER may extend the Referral Period as provided in this SOW.

u.	Report(s): compilations of Call Measurement Data to be provided periodically by TELMETRICS to PUBLISHER and/or Advertisers, as applicable, as further specified in Section 4 and elsewhere herein.
v.	Report Website: The Report Website is a secure website that PUBLISHER and Advertisers use, as of the Effective Date, to access Reports and Call Measurement Data.
w.

Termination Number: The regular telephone number of an Advertiser to which calls to the Call Measurement Number are referred by TELMETRICS. PUBLISHER or Advertiser may update the Termination Number from time to time during the term of the Call Measurement Program.

x.	Toll-free: A toll-free Call Measurement Number carried in TELMETRICS’ standard inventory and available for auto-assignment in CallTelligence or through the TELMETRICS API.
y.

Transcriptions: The machine generated, time aligned text representation of a Call Record file. Transcriptions are provided in the TELMETRICS’ UI and API, with the caller and agent portions of the conversation identified. ***

z.

Voice Links: Voice Links allows a PUBLISHER to access Call Record files using a direct link from a URL. The service is only available through the TELMETRICS API. The URL link may then be provided to PUBLISHER’s Advertisers who wish to listen to a specific Call Recording file. ***

aa.

Call Scoring (VoiceTrends 2.0) : Call Scoring is a feature that uses machine learning algorithms to analyze Call Record files, recorded in dual channels, to identify call characteristics against pre-defined statistical models (dispositions). When enabled for a CTN, the Call Record file is analyzed in *** against the configured models. The four dispositions available are: ***. Results are retuned as a Yes or No indicating a match for each of the dispositions and results are available in the TELMETRICS’ UI and API.

bb.

VoiceTrends 2.0 Custom Dispositions:  Custom Dispositions are enhancements to the Call Scoring feature that can be created as needed and applied to a Call Scoring program for all required CTN’s. Characteristics for the Custom Disposition will be defined by the Advertiser, and TELMETRICS will then derive the required training set by identifying and validating call data, working with partners to create a proprietary model and integrating with the Call Scoring feature set. The two Custom Dispositions available are: ***.

cc.	W2Tel Dynamic Number Insertion: W2Tel Dynamic Number Insertion (the “DNI Service”) allows an online advertiser (the “User”) to track a referral from another web page (“Referral Source”) when a

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

consumer has followed a link from the Referral Source to the User’s website and chooses to respond to the advertisement by placing a telephone call to the User. Using a Call Measurement Number that has been configured by the User to a particular Referral Source (e.g., Google, Yahoo, Bing or other local search provider) and/or to a particular keyword or group of key words, the DNI Service will dynamically replace the User’s actual telephone number (the “Termination Number”) found on the User’s web page (the “Object Page”) that has been linked to the Referral Source with the chosen Call Measurement Number. When a consumer is served the Object Page, they are presented with the Dynamic Number Insertion (“DNI”) Call Measurement Number. All available details of each telephone call placed to the particular DNI Call Measurement Number are made available to the User as part of the Call Measurement Data. Users may track as many Referral Sources as they wish by assigning a different DNI Call Measurement Number to each Referral Source or to each unique visitor by using session/pooled based tracking.

2.	Scope of Research Services: TELMETRICS shall assist PUBLISHER in undertaking Call Measurement Programs by providing PUBLISHER the following Research Services:
a.

TELMETRICS shall provide *** Call Measurement Numbers for each Call Measurement Program and Advertiser ***. According to the provisions of this SOW, should the Advertiser wish to continue with the Call Measurement Program at the end of the Program Term, the Advertiser may order Call Continuance directly from TELMETRICS.

b.	During the Program Period of each Call Measurement Program, TELMETRICS shall forward all calls from the Call Measurement Number to the Termination Number.
c.	During the Program Period of each Call Measurement Program, TELMETRICS shall collect Call Measurement Data for each Call Measurement Number.
d.

During the Referral Period for each call Measurement Program, TELMETRICS shall (i) provide callers to the Call Measurement Number a message that refers callers to the Termination Number; and (ii) count the number of calls to the Call Measurement Number.

e.	During the Program Period of each Call Measurement Program, TELMETRICS shall provide the Reports to the PUBLISHER and/or Advertiser according to the provisions of this SOW.
f.	During the Program and Referral Periods of each Call Measurement Program, TELMETRICS shall provide the Reports to PUBLISHER according to the provisions of this SOW.
g.

In a manner that is consistent with current practices and the requirements of this SOW, TELMETRICS shall maintain the Report Website and publish Reports and Call Measurement Data on the Reports Website.

h.

TELMETRICS and PUBLISHER shall work in a reasonable manner to deploy the API. TELMETRICS shall provide the technical and business support that is reasonably necessary for PUBLISHER to use the API to order and provision Call Measurement Numbers and to access Call Measurement Data and Reports.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

i.

TELMETRICS shall provide secure and private access for PUBLISHER *** to TELMETRICS' CallTelligence Website, the API, the Report Website, and all other methods that are reasonably necessary for TELMETRICS to provide Call Measurement Numbers, Reports and other Research Services to PUBLISHER. *** By mutual agreement of the Parties, TELMETRICS shall provide additional tools on the Report Website for PUBLISHER and Advertisers to analyze and report on Call Measurement Data.

j.	TELMETRICS shall provide call features listed in Schedule A for each Call Measurement Number as reasonably requested by PUBLISHER.
k.	In addition to any other requirements in this SOW or the Agreement, ***.
l.

TELMETRICS shall provide all other services that are reasonably required to provide the Research Services listed above or to fulfill TELMETRICS obligations under this SOW, including without limitation ***.

m.	TELMETRICS shall provide the Research Services according to the Service Level Objectives described in this SOW.
n.	***
3.	Ordering and Managing Call Measurement Numbers:
a.	***
b.	***
4.	Reports:
a.	Scope of Reports: TELMETRICS shall provide all *** PUBLISHER Reports to PUBLISHER ***.
b.

Delivery of Reports: TELMETRICS shall send the Reports to PUBLISHER and Advertisers, as applicable, on or about the *** of the calendar month at the frequency agreed to by TELMETRICS and PUBLISHER. Notwithstanding any other provision of the Agreement, if TELMETRICS fails to provide a Report to PUBLISHER and Advertisers, as applicable, by the *** calendar day of the month, then TELMETRICS will provide a credit to PUBLISHER in the amount of *** of the *** of all Call Measurement Numbers included in the delinquent Report.

c.

Combining Measurement Data: Upon request by PUBLISHER, TELMETRICS shall combine the Reports for various PUBLISHER media and measurement tools for ***. The combined Reports shall be in the format and contain the fields reasonably requested by PUBLISHER and shall be at a cost agreed upon by PUBLISHER and TELMETRICS.

d.	API: TELMETRICS and PUBLISHER will use their reasonable efforts to allow PUBLISHER to access Call Measurement Data and any similar data through the API.
5.	Term of the Call Measurement Program:

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

a.	Initial Program Term: The initial term for a Call Measurement Program consists of *** (the “Initial Program Term”).
6.	Inventory management:
a.	Call Measurement Number inventory: ***
b.	Inventory manager: TELMETRICS shall provide PUBLISHER with reasonable access to an inventory manager for Call Measurement Numbers.
c.

Time frame for providing Call Measurement Numbers: TELMETRICS shall provide Clean Call Measurement Numbers to PUBLISHER according to the following timeframes: (A) TELMETRICS shall provide*** Call Measurement Numbers ***; and (B) TELMETRICS shall provide *** Call Measurement Numbers to PUBLISHER within *** of PUBLISHER's request or as soon as reasonably possible. Notwithstanding any other provision of the Agreement, in the event that TELMETRICS does not provide a Clean Call Measurement Number within the timeframes specified in this Section, TELMETRICS will provide a credit to PUBLISHER in the amount of *** of the *** of the Call Measurement Number ***.

7.	Call Record.
a.

Description of Service: Call Record functionality resides on TELMETRICS’ computer server and, for a Call Measurement Number with Call Record enabled, when activated by an incoming call to a Call Measurement Number, plays a pre-recorded message that notifies the calling party that their call may be recorded and the purpose for which it may be recorded and any other provisions required by law. At the conclusion of the call, a digital voice file (the “Voice File”) is produced and archived. The archived Voice File is then made available to PUBLISHER via TELMETRICS’ secure web site, and may be downloaded by PUBLISHER, and a copy of the Voice File is stored in TELMETRICS’ database.

b.

Use of Service: PUBLISHER acknowledges that PUBLISHER will only use the Voice File for the purpose(s) as outlined in this Agreement and in accordance with PUBLISHER’s privacy policy. Any other use of the Voice File is strictly prohibited.

c.

Indemnity: PUBLISHER agrees to indemnify and hold TELMETRICS, its employees and agents harmless from any and all claims with respect to the Call Record service, including without limitation; i) a claim that consent to record a call was not received from one or both of the parties to the call; or ii) a claim that the Voice Files contain private information contrary to the express consent of one or both of the parties to the call; unless the claim is based on TELMETRICS’ negligence in the storage or sharing of the Voice Files ***.

8.	VoiceLinks: ***
9.

Call Continuance: Where a Call Measurement Program that has been funded by PUBLISHER and the Call Measurement Program has ended, an Advertiser is able to maintain a Call Measurement Number through a direct billing arrangement with TELMETRICS. The Call Measurement Number will continue to ring through to the Termination Number provided by the Advertiser for the duration of the Call Continuance period. ***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

10.

Application Programming Interface (“TELMETRICS Connect API”):  Use of the TELMETRICS Connect API is subject to all of the terms and conditions found in the document entitled “TELMETRICS Connect API Terms of Use” (“API Terms of Use”), as amended from time to time***. Prior to being granted access to TELMETRICS’ systems, the PUBLISHER will be required to accept the API Terms of Use set out in the above-noted document. If, at any time, TELMETRICS determines that the PUBLISHER is using the TELMETRICS Connect API in a way that is contrary to its intent or that compromises the integrity of TELMETRICS’ systems or the use of TELMETRICS’ systems by other authorized users, TELMETRICS will provide written notice to the PUBLISHER with particulars of the misuse. The PUBLISHER will have *** to either correct the cause of the misuse or to cease using the TELMETRICS Connect API until the cause of the misuse is corrected. Upon the expiry of the notice period, if the PUBLISHER has neither corrected the misuse nor ceased using the TELMETRICS Connect API, TELMETRICS reserves the right to terminate the PUBLISHER’s access to the TELMETRICS Connect API and associated systems. By accepting the terms of this Agreement, the PUBLISHER acknowledges that it has read and agrees with the API Terms of Use set out in the above noted document as of the Effective Date.

11.	Dynamic Number Insertion:
a.

Forecast: Programs that are anticipated to have excessive website traffic require the PUBLISHER to provide advance notice to TELMETRICS and TELMETRICS reserves the right to limit such usage of the W2Tel Dynamic Number Insertion solution.

b.

Use of W2Tel Dynamic Number Insertion is subject to all of the terms and conditions found in the document entitled “Dynamic Number Insertion Terms of Use” (herein, “DNI Terms of Use”), as made available to PUBLISHER and as amended from time to time***. Prior to being granted access to W2Tel Dynamic Number Insertion, the PUBLISHER will be required to accept the DNI Terms of Use set out in the above noted document. If, at any time, TELMETRICS determines that the PUBLISHER or its Advertisers are using W2Tel Dynamic Number Insertion in a way that is contrary to its intent or that compromises the integrity of TELMETRICS’ systems or the use of TELMETRICS’ systems by other authorized users, TELMETRICS will provide written notice to the PUBLISHER with particulars of the misuse. The PUBLISHER will have *** to either correct the cause of the misuse or to cease using W2Tel Dynamic Number Insertion until the cause of the misuse is corrected. Upon the expiry of the notice period, if the PUBLISHER has neither corrected the misuse nor ceased using W2Tel Dynamic Number Insertion, TELMETRICS reserves the right to terminate the PUBLISHER’s access to W2Tel Dynamic Number Insertion and associated systems. By accepting the terms of this Agreement, the PUBLISHER acknowledges that it has read and agrees with the DNI Terms of Use set out in the above noted document as of the Effective Date.

c.

TELMETRICS reserves the right to amend the W2Tel Dynamic Number Insertion Terms of Use upon *** notice to the PUBLISHER. The most recent version of the TELMETRICS W2Tel Dynamic Number Insertion Terms of Use may be found at https://telmetrics.com/wp-content/uploads/2017/11/Telmetrics_DNI_Terms_Use.pdf. If after having received reasonable prior notice that the TELMETRICS W2Tel Dynamic Number Insertion Terms of Use has been amended the PUBLISHER continues to use it, the PUBLISHER shall be deemed to have accepted the amended terms.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

12.	Quality of Call Measurement Numbers: ***
a.

Clean Call Measurement Numbers: *** “Clean” or a “Clean Call Measurement Number” refers to a Call Measurement Number that is ***. Without limiting the foregoing, in no event shall a Call Measurement Number be considered Clean if it receives *** during any *** period of the Inventory Management Period.

b.

Commercially reasonable and customary performance: “Commercially reasonable and customary,” as used in this Section, includes without limitation (A) *** and (B) in the case of a Call Measurement Number provided through voice over Internet protocol (“VoIP”), performance that is not appreciably lower than the performance ***.

c.

Telmetrics Automated Persistent Monitoring. Telmetrics Automated Persistent Monitoring is defined as follows: Telmetrics shall monitor the network that manages each Call Measurement Number to ensure that it is performing in a manner that is commercially reasonable and customary. ***

d.

Remedies: If at any time PUBLISHER reasonably believes that a Call Measurement Number is not Clean or is not performing in a manner that is commercially reasonable and customary, PUBLISHER may request that TELMETRICS undertake one or more of the following remedies: (A) ***; (B) ***; (C) ***; and/or (D) ***. TELMETRICS shall undertake the requested remedy *** of a request by PUBLISHER. Notwithstanding any other provision of the Agreement, if TELMETRICS fails to complete a requested remedy within *** of PUBLISHER's request, then TELMETRICS will provide a credit to PUBLISHER in the amount of *** of the price of the Call Measurement Number ***.

13.

Data Security: When TELMETRICS has access to PUBLISHER data (including but not limited to Advertiser data) or PUBLISHER’s systems, TELMETRICS shall take, at minimum, the following precautions with regards to (i) TELMETRICS own information technology environment, (ii) PUBLISHER’s data and Advertiser data in TELMETRICS possession, and (iii) TELMETRICS connectivity to or interaction with PUBLISHER’s computer and communications environment:

a.

Information Security Management: TELMETRICS shall have a security policy that provides guidance to its personnel to ensure the confidentiality, integrity and availability of information and systems accessed, maintained or processed by TELMETRICS and shall provide: ***.

b.

Security and Processing Controls: TELMETRICS shall maintain standards and procedures commensurate with industry standards to address the configuration, operation and management of systems, networks, services and PUBLISHER and end-user data, including: ***.

c.	Notification Obligations: TELMETRICS shall notify PUBLISHER as soon as practicable after the following events:
i.

Suspected breaches or compromises of PUBLISHER or end-user data or TELMETRICS’ systems or networks that directly or indirectly support PUBLISHER or end-user data or claims or threats thereof made by any Personnel or third party.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

ii.	If permitted by law, any law enforcement or administrative investigation or inquiry into suspected misuse of TELMETRICS’ systems or network.
d.

Remedial Action. In the event of identification of any material security-related risk to PUBLISHER data by TELMETRICS or PUBLISHER, TELMETRICS shall take remedial action based on industry best practices and the results of such assessment, audit or risk identification. ***

e.	External Connections: With regard to all external connections into TELMETRICS network, TELMETRICS shall maintain technology controls including***.

f.	Termination Rights: ***

g.

Statement of Compliance: Upon request, TELMETRICS shall provide to PUBLISHER an annual written statement certified by a TELMETRICS officer that it has complied with all of the requirements of this Agreement.

h.	***

i.	***

14.	Invoices by footprint: ***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

Schedule A: Fees

1.	Call Measurement Program Features:

A Call Measurement Program includes the following features:

1.1.	***
1.2.	***
1.3.	***

2.	Rates:

Usage charges during the active period will be invoiced to the PUBLISHER monthly in arrears.
Please note: all Prices are in $USD.

2.1Local and Toll- Free Number Pricing:

TABLE 1

Billing Option	MBO*
Line Charge Per Month
Market A	***
Market C	***
Toll-free	***
Usage Per Minute
Local - Market A	***
Local - Market C	***
Toll-free	***

*MBO means monthly billing.

2.2Additional Line Features and Services: The following features and services may be added to a Call Measurement Program and will be billed as part of the Monthly Billing:

***

3.	Annual Commitment:

***

4.	Refund Policies:
4.1.	For Monthly Billing Option (MBO):

4.1.1.	MBO *** Measurement Numbers:

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

•	Call Measurement Programs cancelled within the same month that they are ordered will be ***, less any applicable usage charges.
•	All other Call Measurement Programs are subject to a *** duration charge plus any applicable usage charges.
4.1.2.	MBO ***Numbers:
•	Call Measurement Programs cancelled prior to the assignment of a number ***.
•	All other Call Measurement Programs are subject to *** duration charge plus any applicable usage charges.

5.***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

Telmetrics Inc. RESEARCH SERVICES AGREEMENT - SCHEDULE B

Schedule B: Service Level Agreement (SLA)

TELMETRICS agrees to make the Research Services available to Publisher ***, for the term of this Agreement.

1. TELMETRICS, in delivering the Research Services pursuant to this Agreement, will ensure that it will meet the following performance levels (“Service Levels”) in the event of any malfunction of the CMS (Telmetrics proprietary Call Measurement System).   A “malfunction” occurs when ***.

a. TELMETRICS shall notify the appropriate PUBLISHER managers of the Call Measurement program within *** of becoming aware of the malfunction. A malfunction up to *** and *** thereafter is referred to as a “Severity 1 Event.”

b. TELMETRICS shall restore the ability to connect to correctly dialed merchant Call Measurement Numbers within *** of the occurrence of the malfunction.

c. TELMETRICS shall recommence that capture of PUBLISHER Call Measurement Data within *** of the occurrence of the malfunction.

2. If TELMETRICS does not meet the above Service Levels ***, for every hour the Research Service is non-functional above the limits set in this Schedule B, TELMETRICS shall *** the amounts described below.

a. For each hour beyond the *** of the occurrence and malfunction of Call Measurement Numbers which are not delivered to PUBLISHER, TELMETRICS shall *** the cost of *** for each Call Measurement Number that malfunctioned to PUBLISHER at the monthly charge indicated, not to exceed ***.

b. If TELMETRICS is able to connect to correctly dialed merchant Call Measurement Numbers but not capture PUBLISHER Measured Data, then for every *** beyond *** of the occurrence of the malfunction that TELMETRICS cannot recommence the capture of PUBLISHER Measured Data, TELMETRICS shall ***.

c. ***

3. The requirements of this section do not include commercially reasonable and routine CMS maintenance performed ***, as well as reasonable extensions of this period that may be required for maintenance that exceeds the standard ***.

4. Support. Telmetrics shall provide technical support to PUBLISHER to ensure that the API and CallTelligence allows PUBLISHER in a commercially reasonable manner to order and provision Call Measurement Numbers and to pull Call Measurement Data from Telmetrics’ computing systems. In the event that the API does not allow for Telmetrics’ and PUBLISHERs’ computer systems to interface or that CallTelligence does not function in a commercially reasonable manner, Telmetrics shall make available technical support personnel within*** of PUBLISHERs request to resolve any problems. Telmetrics shall communicate to PUBLISHER in a timely manner any updates or changes to the API and the CallTelligence. Telmetrics shall reasonably address PUBLISHER’s needs with the API and CallTelligence by supporting the operational automation of PUBLISHER’s business procedures

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TELMETRICS Inc. RESEARCH SERVICES AGREEMENT: Dex Media, Inc.

relative to Call Measurement Numbers and Measured Data. The provisions of this section apply in addition to any requirements in the Agreement.

5. Websites/online communication. Telmetrics shall develop and maintain the CallTelligence website, and the API in a commercially reasonable manner such that Telmetrics can provide the Research Services and otherwise fulfill its obligations pursuant to this Agreement. Without limiting the forgoing, the CallTelligence website, and the API shall be accessible to PUBLISHER and shall perform in a commercially reasonable manner for a minimum of *** of the time during each month of the Agreement term. The requirements of this section do not include commercially reasonable and routine web site and API maintenance performed Saturdays between ***, as well as reasonable extensions of this period that may be required for maintenance that exceeds the standard*** period.

If Telmetrics fails to comply with the requirements of this Section in any given month of the Agreement, then PUBLISHER shall receive a credit of ***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.